UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2008
THE GEO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On November 3, 2008, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended September 28, 2008, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call on November 3, 2008 (the “Conference Call”) to discuss its financial results for the quarter. A brief summary of certain items discussed on the Conference Call is set forth below. In the Press Release, GEO provided certain pro forma financial information for the fiscal quarter ended September 28, 2008 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
The Press Release includes three non-GAAP measures, Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Free Cash Flow, that are presented as supplemental disclosures. Pro Forma Income from Continuing Operations is defined as income from continuing operations excluding start-up/ transition expenses, international bid and proposal expenses and write-off of deferred financing fees. Adjusted EBITDA is defined as earnings before discontinued operations, interest, taxes, depreciation and amortization, excluding start-up/ transition expenses, international bid and proposal expenses and write-off of deferred financing fees. In calculating these adjusted financial measures, GEO excludes certain expenses which it believes are unusual or non-recurring in nature, in order to facilitate an understanding of GEO’s operating performance. GEO’s management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units. Adjusted Free Cash Flow is defined as income from continuing operations excluding start-up/ transition expenses, international bid and proposal expenses, write-off of deferred financing fees and the other items referenced in Table 3 of the Press Release. GEO’s management believes that the Adjusted Free Cash Flow measure provides useful information to GEO’s management and investors regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature.
GEO’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of GEO’s operating results on the same basis as that used by GEO’s management. Additionally, GEO’s management believes that these adjusted financial measures provide useful information to investors about the performance of GEO’s overall business because such financial measures eliminate the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance. GEO’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.
The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
During the Conference Call, GEO discussed its outlook for the fourth quarter of 2008, provided guidance for its current capital expenditure program, and talked about new business development opportunities. GEO reported that it expects fourth quarter operating revenues to be between $257.0 million and $263.0 million and earnings to be in a pro forma range of $0.34 to $0.36 per share, excluding $0.02 per share in after-tax start-up expenses. GEO further stated that the opening of the 654-bed Maverick County Detention Facility in Texas facility has been delayed from October to December. Although the opening of the facility was delayed, GEO reaffirmed its pro forma earnings and start-up expense guidance because this delay is offset by the accelerated opening of the 500-bed expansion at the 1,000-bed East Mississippi Correctional Facility from December to October.
GEO further reported on the Conference Call that it is currently undertaking several capital expenditure projects that require company capital. GEO anticipates that its current committed capital projects will require capital expenditures of $130.0 million in 2008 and $148.0 million in 2009. GEO has recently added $85.0 million in additional borrowing capacity to the revolving portion of its senior credit facility (the “Revolver”) to support these projects. As expanded, GEO’s Revolver now has a total capacity of $235 million bearing interest at LIBOR plus 2.00%. GEO presently has $74.0 million in borrowings outstanding under the Revolver along with approximately $44.0 million set aside for letters of credit. GEO’s cash on hand is presently approximately $45.0 million. With this expanded borrowing capacity, GEO believes that it has the necessary capital to support its previously committed capital projects in Michigan, Tacoma, Broward, Aurora, Robert Deyton, and land acquisition and planning costs for a new Oklahoma project, while retaining approximately $60.0 million in liquidity. Further, GEO will have the ability to add another $65.0 million dollars in borrowing capacity through an accordion feature in its senior credit facility by year-end 2008, and can also add another $150.0 million dollars through the accordion feature beginning January 1, 2009. Any such borrowings would be subject to lender demand at the time of the borrowings and may not be available on satisfactory terms, or at all.
With regard to new business development opportunities, GEO reported on the Conference Call that it had been waiting to be short listed for five 3,000-bed prison projects in the Republic of South Africa. Due to difficulties with one of the project sites, the government in South Africa has decided to move forward with four of these projects for a total of 12,000 beds. Last month, GEO received notice that its South African subsidiary, South African Custodial Services, has been short listed for all four of these projects totaling 12,000 beds. No more than two of these prison projects can be awarded to any one bidder. GEO expects the official Requests for Proposal for these projects to be issued on December 1, 2008 with bids due on April 30, 2009 and contract awards being announced in the third or fourth quarter of 2009. Additionally, GEO announced that the state of Georgia has issued a Request for Proposal for the renovation, construction and operation of a state psychiatric hospital with a minimum of 600 beds. Proposals are due on December 15, 2008 with a contract award expected in the first quarter of 2009.
Safe-Harbor Statement
This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
c)	Exhibits
99.1	Press Release, dated November 3, 2008, announcing GEO’s financial results for the fiscal quarter ended September 28, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
November 7, 2008	By:	/s/ Brian R. Evans
Date:		Brian R. Evans
Vice President of Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer and duly authorized signatory)